SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                   FORM 8-K/A


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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                February 18, 2004

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                          FIRST PACTRUST BANCORP, INC.
             (Exact name of Registrant as specified in its Charter)

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             Maryland                      6035                  04-3639825
   (State or other jurisdiction    (Commission File No.)       (IRS Employer
         of incorporation)                                  Identification No.)


    610 Bay Boulevard, Chula Vista, California                  91910
     (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (619) 691-9741

                                       N/A
          (Former name or former address, if changed since last report)


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                           CURRENT REPORT ON FORM 8-K/A
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Item 5.           Other Events
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                  First PacTrust Bancorp, Inc. (the "Company"), a Maryland
Corporation, has announced an increase of its quarterly dividend to nine cents per share ($0.09), payable on March 26, 2004 to shareholders of record as of March 12, 2004.


Item 7.           Financial Statements and Exhibits
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                  (c) The original news release filed February 17, 2004 on Form
8-K had the record date and dividend payment date reversed. Attached as an exhibit is a corrected Company's news release announcing the cash dividend and the associated record and payment dates.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                              FIRST PACTRUST BANCORP, INC.

                              By:   /s/ James P. Sheehy
Date: February 18, 2004             -------------------
      -----------------             James P. Sheehy
                                    Executive Vice President
                                    Secretary and Treasurer

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